Exhibit 99.2

ADVANCED ROBOTICS FOR DEFENSE & ENERGY RESILIENCE MAY 2026 NASDAQ: DUKR

2 This presentation was prepared for the purpose of providing and presenting information as a summary only and cannot replace a review of the reports of Duke Robotics Corp (hereinafter: "the Company" or "us" or "our" or "Duke Robotics" or "Duke"). Many of the statements included in this presentation, as well as oral statements that may be made by us or by officers, directors or employees acting on behalf of us, contain "forward- looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, specifically Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. For example, Duke is using forward looking statements when it discusses the potential market size for its products, the expected benefits of its products, its anticipated revenues and the timing thereof, the prospects of its collaboration with various parties, including Elbit Systems and the prospects of the expansion of its Greek operations and the potential offering terms and anticipated pricing timing. All statements, other than statements of historical facts, are forward- looking statements. Readers are cautioned that forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from historical results or any future results expressed or implied by forward-looking statements. Factors that can cause actual results to differ from expectations and those contained in forward-looking statements include those risks described in the Company's Registration Statement on Form S-1 (File No. 333-294808) or our most recent Annual Report on Form 10-K filed with the U.S. Securities Exchange Commission (the "SEC") and in its subsequent filings and submissions with the SEC. You should not place undue reliance on these forward-looking statements. All written and oral forward-looking statements, attributable to the Company, or persons acting on its behalf, are qualified in their entirety by these cautionary statements. For the avoidance of doubt, it is clarified that the company does not undertake to update the information, in whole or in part, contained in this presentation, whether as a result of new information, a future event or for other reasons, except as required by law. It is also clarified that the company's plans and strategy contained in this presentation are correct at the time of their publication and can and will change in accordance with the decisions of the company's board of directors, as they will be from time to time, and/or due to their being dependent, in whole or in part, on third parties that are not under the control of the company as well as on additional risk factors to which the company is exposed .

COMPANY OVERVIEW

Goal is to Strengthen national defense and military capabilities through advanced robotics, while building energy resilience. Our proprietary technology powers advanced Unmanned Aerial Vehicle (UAV) systems for surveillance, reconnaissance, and combat applications, enabling precise engagement and enhanced force protection in complex environments, while also supporting inspection of critical energy and utility assets and maintenance of high-voltage power grids at scale.

Duke is Publicly Traded on the NASDAQ: **DUKR**

**Warrants traded as DUKRW*







BIRD OF PREY

Remote Controlled Weapon Station for Drones (Formerly TIKAD)

A stabilized unmanned aerial platform equipped with lightweight firearms, enabling remote, real-time, and accurate firing. Developed in collaboration with Elbit Systems and sold by Elbit Systems Land Ltd. as part of a strategic partnership.

IC DRONE SYSTEM

Insulator Cleaning System

A first-of-its-kind robotic, drone-enabled system for cleaning, maintaining, and monitoring high-voltage insulators - delivering safer, more efficient, and cost-effective performance than traditional methods.

AEROTRACE™

AI-Powered Aerial Intelligence

Duke Robotics' latest platform, launched in 2026. Combines stabilized high-resolution aerial data collection with AI-assisted image analysis and software analytics for infrastructure monitoring.

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4 TARGETING FAST GROWING MARKET SEGMENTS Combat Drone Market Set for Major Growth The global combat drone market is projected to reach $17.3 billion by 2034, growing at a CAGR of 8.9% Electric Insulators – A significant and growing market The global electric insulator market size was estimated at $16.7B in 2025 and is predicted to reach $26.6B in 2034 Source: Fortune Insights, March 2026 Report Source: GMI Insights September 2025 Report 2025 2026 2027 2028 2029 2030 2031 2032 2034 2034 16.7 Bn 26.6 Bn 2024 7.4bn 2030 11.8bn 2034 17.3bn

5 RECENT MILESTONES COMPANY HIGHLIGHTS 5 Potential use in multiple Civilian applications Publicly Traded on the OTCQB: DUKR Collaboration with Elbit, a multinational Leading Defense Company Validated Civilian Application Contracts with the Israeli Electric Corporation Patented Stabilization & Proven Technology Duke Robotics Unveils Next- Generation IC Drone System – The ICDS2, with expanded features Confirmation of First Royalty(1) Revenues through its Collaboration with Elbit for Military Drone "Bird of Prey" Weaponized Drone System Featured On Israeli Television Segment noting usage by the IDF Commercial Agreement for IC Drone with Israel Electric Corporation RECENTLY EXPANDED Commercial momentum in European Market for the IC Drone LAUNCH OF SUBSIDIARY IN GREECE (1) Initial royalties received to date were approximately $20,000

TARGETING GLOBAL EXPANSION

The Company is in active business development in several key locations around the world for both its defense and civilian business.

Targeting High Margin Revenues

Potential Recurring SAAS Revenue Expected from IC Drone and AEROTRACE

Long Term ‘Sticky’ Business Model


DEFENSE · CIVILIAN · SAAS PLATFORMS
areas where there is active business development

77 GLOBAL COMMERCIAL EXPANSION STRATEGY 2026 Targeted Milestones Expansion of Military Product line relating to both defense and combat segments Expansion of IC drone activity in Israel Launch of IC Drone in Greece and in additional key geographies New purchase order from IEC (announced in March 2026). Expected to generate over US$1,000,000 dollars in revenue in 2026. Pilot selection in Greece completed. Regulatory approval in Greece achieved.

8 GREEK MARKET OPPORTUNITY The Company is in advanced stages of its expansion into the Greek market. areas where there is active business development Kilometers of power lines in Greece as of 2017 (1) Insulators that may potentially require cleaning and monitoring (2) 253K ~10M The Greek electricity grid provides electricity for Macedonia and Cyprus as well. Significantly expanding the potential of penetrating such a market Formation of Greek Subsidiary (Duke Robotics Hellas) Finalized Selection of Drone Pilots for Greek Operations Secured Regulatory Approval for IC Drone Operations in Greece Advancements Supporting Potential Commercialization in Greece $9B+ in planned grid infrastructure investment by Greece's national transmission operator over the next ten years (3) A Cross Border Opportunity Received SORA Approval for drone operations in Greece in January 2026. The EU-Standard SORA approval strengthens foundation for broader European market entry Laying the Groundwork for the EU (1) Source: Hellenic Electricity Distribution Network Operator (HEDNO) and CIGRE National Power System Report (Greece) (2) Estimated based on industry-standard insulator density per kilometer of transmission and distribution infrastructure. (3) Source: IPTO Ten-Year Development Plan as reported in the media. Company estimates

9 DEFENSE SEGMENT

10 Formerly known as the TIKAD Bird of Prey is a drone-mounted remote weapon system that extends infantry reach by enabling precise, remote engagement of threats at standoff distances. Its uniqueness lies in stabilized fire control, autonomous target recognition, and modular weapon payloads. It's built for non-line-of- sight, urban, and force-protection scenarios where speed, precision, and reduced exposure are critical. 10 Bird of Prey Defense Segment Duke's defense segment is focused on providing advanced UAV stabilized solutions designed for surveillance, reconnaissance, and combat applications. Duke's technology, is marketed through a collaboration agreement by Elbit Land Systems under the brand Bird of Prey Drone Weapons System. US Patent Awarded U.S. DOD Security Innovation Award Patent granted June 2021 recognizing Duke's proprietary stabilization technology Showcases technology entrepreneurs who are capitalizing on major opportunities emerging in the defense technology market TOP PRIZE at Combating Terrorism Technology Conference sponsored by the U.S.DOD's Combating Terrorism Technical Support Office (CTTSO), Israel's Ministry of Defense, Directorate of Defense Research and Development (DDR&D / MAFAAT), and the MIT Enterprise Forum of Israel

11 Source: Channel 14 News Report Source: Channel 14 News Report Source: Elbit Brochure Source: Elbit Demo Video Source: Elbit Demo Video Source: Elbit Demo Video THE BIRD OF PREY IN ACTION

12 COLLABORATION WITH ELBIT - A MULTI-NATIONAL DEFENSE CONTRACTOR Elbit Systems, an international defense electronics company, is uniquely positioned to market and develop Bird of Prey on a global scale, leveraging its market reach and expertise. 12 Exclusive License: Elbit Systems Land (a subsidiary of Elbit Systems) has an exclusive worldwide license for Duke's TIKAD drone technology (AKA: Bird of Prey), following a 2021 agreement Revenue Sharing: Duke received in the second quarter of 2025 early stage royalties(1) from Elbit's revenues related to the technology, including sales and other revenues, and already received an upfront payment from Elbit for transferring engineering materials Investment in Development: Elbit Systems invests in the technology's further development and production. Long-Term Collaboration: Includes joint projects and a steering committee to manage ongoing and future initiatives. Israeli defense company (1) Initial royalties received to date were approximately $20,000

13 THE BIRD OF PREY – A GAME CHANGER FOR THE MODERN BATTLEFIELD VAST APPLICATIONS Source: Elbit Brochure & Site Backpack Deployable Fully portable system carried and operated by two soldiers with rapid field deployment. Non-Line-of-Sight Enables precise engagement of targets beyond direct visibility, reducing operator exposure. Precision Autonomy AI-driven targeting and fire control deliver high accuracy with minimal operator workload. Modular Lethality Supports multiple standard weapon types with quick field interchangeability. Compatible to other land and maritime platforms. Stabilized Firepower Advanced gimbal stabilization ensures accurate firing during drone movement. Integrated System Seamlessly combines drone, weapon, sensors, and control into one unified platform. Border Protection Persistent surveillance and precise remote engagement across large, hard-to-access areas without exposing personnel. Urban Warfare Enables safe engagement of hidden or low-visibility targets in dense, complex environments. Force Protection Acts as a forward, remote firing unit to defend positions, convoys, or temporary bases. Special Operations Supports covert, rapid-response missions requiring mobility, precision, and minimal footprint.

14 RECENT DEVELOPMENTS Already in use by the IDF, according to recent reports In August 2025, Israeli television featured Duke Robotics' 'Bird of Prey' system as part of the IDF's advanced drone warfare capabilities, confirming its active deployment during the 'Iron Swords' war. Recently received confirmation of first royalties In the second quarter of 2025, Duke Robotics recognized revenues from royalty(1) for sales of Elbit Systems' 'Bird of Prey' drone system, marking the first financial returns from its defense technology. Expanded co-marketing agreement with Elbit In April 2025, Duke expanded its Elbit collaboration to directly market the 'Bird of Prey' system, earning potential additional commission fees on sales generated through its own marketing efforts. 14 (1) Initial royalties received to date were approximately $20,000

15 CIVILIAN SEGMENT

16 GLOBAL ALIGNMENT TO SUPPORT POWER GRID RELIABILITY Reliability, resilience, and security of the power grid transmission network are the backbone of modern infrastructure. Lack of adequate maintenance for dirty or degraded power grid insulators can trigger flashovers and failures. Cleaning and inspection is much more than routine maintenance - it is a vital safeguard for grid resilience and national energy security. 16 "By 2040, the EU will need an estimated €477 billion for transmission grid developments and €730 billion for distribution to ensure electricity grids are fit for the future." — European Commission, Guidance on Anticipatory Investments for Electricity Networks (2025) Under a recent executive order, the President of the United States designated grid reliability and security as a national policy priority. — White House, Presidential Action on U.S. Electric Grid (2025) "In order to introduce a large amount of renewable energy, it is necessary to reinforce the power grid and to make the operations of existing grids more sophisticated." — METI, Japan's 6th Strategic Energy Plan (2021) The IC Drone enables safe and efficient cleaning, dramatically reducing risk, cost and downtime while supporting the need to maintain a secure and agile power grid transmission network.

17 High Voltage Insulator Cleaning helicopter accident kills two High Voltage Insulator Cleaning helicopter accident kills two HIGH VOLTAGE INSULATOR CLEANING - A MARKET LOOKING FOR DISRUPTION Accessibility Challenging to use in urban areas, for complex grids and sub-stations Safety Manual labor or helicopter-based solutions pose significant safety risks to personnel and are costly Environmental High water consumption and increased risks of wildfires Expensive Existing solutions are expensive Western Power fined for safety failures after injuries to line worker Western Power fined for safety failures after injuries to line worker Severe arm and shoulder burns while cleaning high-voltage power lines Network operators have a duty to reasonably ensure work is carried out safely Severe arm and shoulder burns while cleaning high-voltage power lines Network operators have a duty to reasonably ensure work is carried out safely 17

18 DUKE ROBOTICS' IC DRONE Accessibility Urban areas Complex grids Sub-stations Safety To human life To the power line grid Cost Reduction Scalability Scalable operations Rapid response Duke's Insulator Cleaning Drone provides an innovative, automated solution for cleaning high-voltage insulators. Equipped with advanced stabilization technology and precise water jet systems, the IC Drone can efficiently clean insulators without the need for manual intervention or helicopters. • Market Validation: Successful completion of a pilot program for the IC Drone with the Israel Electric Corporation (IEC) leading to commercial agreement to provide IC Drone system service to the IEC • Compliance with International Standards: The IC Drone was designed with the high standards, including complying with IEEE 516, ESAA, AS 5804, and IS-BAO • Advancing towards Potential international expansion: Duke has already set up a subsidiary in Greece, selected drone pilots, and is in advanced stages of its Greek expansion strategy

19 19 THE IC DRONE IN ACTION

20 20 Smarter, Safer, and Faster • Provides end-to-end inspection platform • Delivers immediate, precise, and proactive intelligence for preventive maintenance The Current Burden High Risk & Inefficiency Reactive Failures Data Bottleneck Legacy inspection (helicopters, ground crews) is risky, slow and costly Often miss the early signs of component degradation Valuable data requires labor intensive manual analysis, delaying critical maintenance decisions. Duke Robotics' aerial intelligence solution, built to deliver predictive maintenance capability for power lines, insulators, and a range of infrastructure AI POWERED ADVANCED AERIAL MONITORING AND INTELLIGENCE SOLUTION

21 CREATING A DATA DRIVEN MAINTENANCE LIFECYCLE Lidar • Wire profiles • Distance calculations • Threat of trees to powerlines Infrared • Overheated elements • Damaged insulators and potential short- circuits RGB • Chipped or loose insulators • Crooked and contaminated towers The technology and value chain Data Collection AI Analysis ICDS Cleaning & Inspection Report Proactive Maintenance Quality Check Preventive Maintenance predicting, planning, effective Real Time Planning Cleaning Other

22 MANAGEMENT BOARD OF DIRECTORS Yariv Alroy Active Chairman Keren Gousman Golan Board Member Eran Antebi Board Member Erez Nachtomy Active Vice Chairman Yossi Balucka Chief Executive Officer & President Vadim Maor Chief Technology Officer Chief Financial Officer Shlomo Zakai Oren Helman Energy Sector Lead Yuval Hogeg International Business Development Alexandra Papaconstantinou Managing Director Duke Robotics Greece Irit Alroy Strategic Innovation Manager Githa Cohen-Markens VP Business Development

23 THANK YOU With any questions, please contact Company Contact Yossef Balucka Chief Executive Officer invest@dukeroboticsys.com Investor Relations Arx Investor Relations North American Equities Desk duke@arxhq.com